Exhibit 99.1

CareDx Reports Third Quarter 2023 Results
BRISBANE, Calif., November 8, 2023 -- CareDx, Inc. (Nasdaq: CDNA) — The Transplant Company™ focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers -- today reported financial results for the third quarter ended September 30, 2023.
Third Quarter 2023 Highlights
•Reported revenue of $67.2 million, an increase of 7% over the second quarter of 2023, excluding approximately $7.8 million related to Medicare claims billing that were held over from the first quarter of 2023 and recognized in second quarter 2023 revenue.
•Grew Testing Services patient results to 38,400, an increase of 2% compared to the second quarter of 2023.
•Achieved revenue of $9.9 million for Digital Solutions and $9.5 million for Products, representing year-over-year growth of 33% for both businesses.
•Achieved the fourth consecutive quarter of collections at over 100% of revenue for Testing Services; collected over $22 million in incremental cash in the past four quarters.
•Maintained a strong balance sheet, with $268.2 million in cash and cash equivalents, and marketable securities, with no debt.
•Received Medicare coverage for HeartCare™ and AlloSure® Lung.
•Raised revenue guidance to $274 to $278 million for the full year 2023.
•SEC has concluded its inquiry and does not intend to recommend an enforcement action against the Company.

“CareDx continues to be well-placed in the transplant market. We are pleased to see a baseline being set in the Testing Services business in Q3 as patient testing volumes appear to have stabilized,” said Alex Johnson, President of Patient and Testing Services and member of the Office of the CEO at CareDx. “We remain committed to bringing high impact innovation to the transplant clinic, while accelerating our path back to profitability.”
Third Quarter 2023 Financial Results
Revenue for the three months ended September 30, 2023, was $67.2 million, a decrease of 15% compared with $79.4 million in the third quarter of 2022, and an increase of 7% compared with $62.5 million in the second quarter of 2023, excluding approximately $7.8 million related to Medicare claims billing that were held over from the first quarter of 2023 and recognized in second quarter 2023 revenue. Testing services revenue for the quarter was $47.8 million, compared with $64.8 million in the same period in 2022.
Approximately 38,400 AlloSure® and AlloMap® patient results were provided in the quarter, representing a decrease of 18% as compared to the same quarter a year ago, and an increase of 2% compared to the second quarter of 2023.
For the third quarter of 2023, net loss was $23.5 million, compared to a net loss of $16.9 million in the same period of 2022. Basic and diluted net loss per share in the third quarter of 2023 was $0.43, compared to basic and diluted net loss per share of $0.32 in the third quarter of 2022.

Non-GAAP net loss was $9.6 million in the third quarter of 2023, compared to a non-GAAP net loss of $3.4 million in the third quarter of 2022. Basic and diluted non-GAAP net loss per share was $0.18 in the third quarter of 2023, compared to a basic and diluted non-GAAP net loss per share of $0.06 in the third quarter of 2022.
Adjusted EBITDA for the third quarter of 2023 was a loss of $10.9 million, compared to an adjusted EBITDA loss of $2.5 million in the third quarter of 2022.
Cash and cash equivalents and marketable securities were $268.2 million as of September 30, 2023.
2023 Guidance
For the full year 2023, CareDx expects revenue to be in the range of $274 to $278 million.
About CareDx – The Transplant Company™
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including statements regarding CareDx’s 2023 revenue expectations and the company’s path towards growth. All statements other than statements of historical fact contained in this press release, including statements regarding the future financial position of CareDx, including financial expectations, business strategy and plans and objectives for future operations, are forward-looking statements. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond our control, including general economic and market factors, and global economic and marketplace uncertainties, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed by CareDx with the SEC on February 27, 2023, the quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed by CareDx with the SEC on May 10, 2023, the quarterly report on Form 10-Q for the quarter ended June 30, 2023 filed by CareDx with the SEC on August 8, 2023, and the quarterly report on Form 10-Q for the quarter ended September 30, 2023 to be filed by CareDx with the SEC on or about November 8, 2023 and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income, net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP net loss, non-GAAP basic and diluted net loss per share, adjusted EBITDA, normalized revenue after adjustment of Impacted March Tests (As defined below¹), normalized revenue for testing services after adjustment of Impacted March Tests, normalized non-GAAP gross margin for testing services after adjustment of Impacted March Tests, and normalized EBITDA after adjustment of Impacted March Tests.
We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of contingent consideration; acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; unrealized loss on investments; restructuring charges and certain other charges.
We define adjusted EBITDA as non-GAAP net loss before net interest income, income tax (benefit) expense, depreciation and other expense, net.
We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.
¹ Impacted March Tests represent $7.8 million related to Medicare claims billing that were held over from the first quarter of 2023 and recognized in second quarter 2023 revenue.

CareDx, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue:
Testing services revenue	$47,784	$64,751	$162,982	$198,330
Product revenue	9,536	7,194	24,273	20,696
Patient and digital solutions revenue	9,872	7,414	27,500	20,383
Total revenue	67,192	79,359	214,755	239,409
Operating expenses:
Cost of testing services	13,217	17,771	43,837	53,629
Cost of product	4,750	4,736	12,742	13,022
Cost of patient and digital solutions	6,566	5,794	19,807	16,071
Research and development	19,000	22,306	63,590	66,818
Sales and marketing	18,474	22,261	63,335	72,359
General and administrative	33,968	23,830	91,327	75,621
Restructuring costs	—	—	848	—
Total operating expenses	95,975	96,698	295,486	297,520
Loss from operations	(28,783)	(17,339)	(80,731)	(58,111)
Other income (expense):
Interest income, net	3,171	1,225	8,708	1,892
Change in estimated fair value of common stock warrant liability	—	14	10	89
Other income (expense), net	2,047	(572)	(198)	(1,948)
Total other income	5,218	667	8,520	33
Loss before income taxes	(23,565)	(16,672)	(72,211)	(58,078)
Income tax benefit (expense)	80	(267)	24	(206)
Net loss	$(23,485)	$(16,939)	$(72,187)	$(58,284)
Net loss per share:
Basic	$(0.43)	$(0.32)	$(1.34)	$(1.09)
Diluted	$(0.43)	$(0.32)	$(1.34)	$(1.09)
Weighted-average shares used to compute net loss per share:
Basic	54,178,759	53,489,418	53,891,374	53,253,210
Diluted	54,178,759	53,489,418	53,891,374	53,253,210

CareDx, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$75,980	$89,921
Marketable securities	192,204	203,168
Accounts receivable	51,694	66,312
Inventory	17,978	19,232
Prepaid and other current assets	7,310	9,216
Total current assets	345,166	387,849
Property and equipment, net	35,355	35,529
Operating leases right-of-use assets	30,973	34,689
Intangible assets, net	46,455	43,051
Goodwill	40,208	37,523
Restricted cash	582	522
Other assets	2,441	3,828
Total assets	$501,180	$542,991
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,972	$9,942
Accrued compensation	16,664	16,902
Accrued and other liabilities	47,038	49,131
Total current liabilities	72,674	75,975
Deferred tax liability	140	—
Common stock warrant liability	—	32
Deferred payments for intangible assets	4,735	2,418
Operating lease liability, less current portion	29,252	33,406
Other liabilities	245	249
Total liabilities	107,046	112,080
Commitments and contingencies
Stockholders’ equity:
Common stock	52	52
Additional paid-in capital	936,954	898,806
Accumulated other comprehensive loss	(8,670)	(7,503)
Accumulated deficit	(534,202)	(460,444)
Total stockholders’ equity	394,134	430,911
Total liabilities and stockholders’ equity	$501,180	$542,991

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cost of testing services reconciliation:
GAAP cost of testing services	$13,217	$17,771	$43,837	$53,629
Stock-based compensation expense	(496)	(470)	(1,467)	(1,055)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(987)	(987)
Non-GAAP cost of testing services	$12,392	$16,972	$41,383	$51,587
Cost of product reconciliation:
GAAP cost of product	$4,750	$4,736	$12,742	$13,022
Stock-based compensation expense	(301)	(321)	(935)	(851)
Acquisition related-amortization of purchased intangibles	(408)	(416)	(1,242)	(1,305)
Non-GAAP cost of product	$4,041	$3,999	$10,565	$10,866
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$6,566	$5,794	$19,821	$16,071
Stock-based compensation expense	(297)	(299)	(1,066)	(882)
Acquisition related-amortization of purchased intangibles	(265)	(236)	(768)	(709)
Restructuring costs	—	—	(14)	—
Non-GAAP cost of patient and digital solutions	$6,004	$5,259	$17,973	$14,480
Research and development expenses reconciliation:
GAAP research and development expenses	$19,000	$22,306	$63,835	$66,818
Stock-based compensation expense	(1,491)	(2,058)	(5,157)	(6,571)
Asset impairments and write-downs	—	(340)	—	(340)
Restructuring costs	—	—	(245)	—
Non-GAAP research and development expenses	$17,509	$19,908	$58,433	$59,907
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$18,474	$22,261	$63,883	$72,359
Stock-based compensation expense	(3,041)	(2,672)	(9,557)	(9,702)
Acquisition related-amortization of purchased intangibles	(616)	(553)	(1,817)	(1,702)
Restructuring costs	—	—	(548)	—
Non-GAAP sales and marketing expenses	$14,817	$19,036	$51,961	$60,955
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$33,968	$23,830	$91,368	$75,621
Stock-based compensation expense	(7,045)	(5,380)	(20,943)	(15,366)
Change in estimated fair value of contingent consideration	(1,243)	(266)	(1,731)	(830)
Acquisition related fees and expenses	(253)	(58)	(537)	(387)
Restructuring costs	—	—	(41)	—
Other charges	(6)	—	(64)	—
Non-GAAP general and administrative expenses	$25,421	$18,126	$68,052	$59,038
Total other income (expense) reconciliation:
GAAP other income, net	$5,218	$667	$8,520	$33
Unrealized loss (gain) on long-term marketable equity securities	333	(271)	1,190	215
Asset impairments and write-downs	—	500	1,000	500
Other (income) charges	(2,109)	14	(2,081)	32
Non-GAAP other income, net	$3,442	$910	$8,629	$780
Income tax benefit (expense) reconciliation:
GAAP income tax benefit (expense)	$80	$(267)	$24	$(206)
Tax effect related to amortization of purchased intangibles	(98)	(101)	(299)	(321)
Non-GAAP income tax expense	$(18)	$(368)	$(275)	$(527)

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total revenue	$67,192	$79,359	$214,755	$239,409
GAAP cost of sales	24,533	28,301	76,400	82,722
GAAP gross profit	42,659	51,058	138,355	156,687
Stock-based compensation expense	1,094	1,090	3,468	2,788
Restructuring costs	—	—	14	—
Acquisition related-amortization of purchased intangibles	1,002	981	2,997	3,001
Non-GAAP gross profit	$44,755	$53,129	$144,834	$162,476
Non-GAAP gross margin %	67%	67%	67%	68%

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
GAAP net loss	$(23,485)	$(16,939)	$(72,187)	$(58,284)
Stock-based compensation expense	12,671	11,200	39,125	34,427
Asset impairments and write-downs	—	840	1,000	840
Unrealized loss (gain) on long-term marketable equity securities	333	(271)	1,190	215
Acquisition related-amortization of purchased intangibles	1,618	1,534	4,814	4,702
Acquisition related fees and expenses	253	58	537	387
Change in estimated fair value of contingent consideration	1,243	266	1,731	830
Restructuring costs and charges	6	—	912	—
Tax effect related to amortization of purchased intangibles	(98)	(101)	(299)	(321)
Other (gains) charges	(2,109)	15	(2,081)	32
Non-GAAP net loss	$(9,568)	$(3,398)	$(25,258)	$(17,172)

GAAP basic and diluted net loss per share	$(0.43)	$(0.32)	$(1.34)	$(1.09)

Non-GAAP basic net loss per share	$(0.18)	$(0.06)	$(0.47)	$(0.32)
Non-GAAP diluted net loss per share	$(0.18)	$(0.06)	$(0.47)	$(0.32)

Shares used in computing non-GAAP basic net loss per share	54,178,759	53,489,418	53,891,374	53,253,210
Shares used in computing non-GAAP diluted net loss per share	54,178,759	53,489,418	53,891,374	53,253,210

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Non-GAAP net loss	$(9,568)	$(3,398)	$(25,258)	$(17,172)
Interest income	(3,171)	(1,225)	(8,708)	(1,892)
Income tax (benefit) expense	(214)	368	275	527
Depreciation expense	2,044	1,465	5,904	3,567
Other (income) expense, net	(40)	314	79	1,112
Adjusted EBITDA	$(10,949)	$(2,476)	$(27,708)	$(13,858)

CareDx, Inc.
Reconciliation of GAAP Revenue to Normalized Revenue After Adjustment of Impacted March Tests
(Unaudited)
(In thousands)

	Three Months Ended
	June 30, 2023	September 30, 2023
GAAP revenue	$70,301	$67,192
AlloSure Kidney Medicare claims (Impacted March Tests)	(7,771)	—
Normalized revenue after adjustment of Impacted March Tests	$62,530	$67,192

CareDx, Inc.
Reconciliation of GAAP Revenue for Testing Services to Normalized Revenue for Testing Services After Adjustment of Impacted March Tests and
Reconciliation of Non-GAAP Gross Margin (%) for Testing Services to Normalized Non-GAAP Gross Margin (%) for Testing Services After Adjustment of Impacted March Tests
(Unaudited)
(In thousands)

	Three Months Ended
	June 30, 2023	September 30, 2023
GAAP revenue	$53,414	$47,784
AlloSure Kidney Medicare claims (Impacted March Tests)	(7,771)	—
Normalized revenue for testing services after adjustment of Impacted March Tests	$45,643	$47,784

Non-GAAP cost of testing services	$14,503	$12,392

Non-GAAP gross margin for testing services	73%	74%
AlloSure Kidney Medicare claims (Impacted March Tests)	5%	—%
Normalized non-GAAP gross margin for testing services (%) after adjustment of Impacted March Tests	68%	74%

CareDx, Inc.
Reconciliation of Adjusted EBITDA to Normalized EBITDA After Adjustment of Impacted March Tests
(Unaudited)
(In thousands)

	Three Months Ended
	June 30, 2023	September 30, 2023
Adjusted EBITDA	$(10,350)	$(10,949)
AlloSure Kidney Medicare claims (Impacted March Tests)	(7,771)	—
Normalized EBITDA after adjustment of Impacted March Tests	$(18,121)	$(10,949)

CareDx, Inc.

Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Greg Chodaczek
investor@caredx.com